UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2026

ATERIAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38937 (Commission File Number)	83-1739858 (IRS Employer Identification No.)
350 Springfield Avenue Suite #200
Summit, NJ 07901
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 676-1681

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	ATER	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 2, 2026, the Audit Committee of the Board of Directors (the “Committee”) of Aterian, Inc. (the “Company”) approved the dismissal of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm, effective as of the same date.

The reports of UHY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: UHY’s report on the consolidated financial statements of the Company as of December 31, 2025 and 2024 and for each of the years then ended contained an explanatory paragraph stating, “The accompanying consolidated financial statements have been prepared assuming the Company will be able to continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred recurring losses from operations and recurring negative operating cash flows since inception and may be unable to fund day-to-day operations and remain in compliance with certain financial covenants required by the agreement governing the Company’s credit facility which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through October 2, 2026, the date of UHY’s dismissal, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreements in connection with its reports, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided UHY with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that UHY furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the above statements and, if it does not agree, stating the respects in which it does not agree. A copy of UHY's letter, dated October 2, 2026, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On October 2, 2026, the Committee approved the engagement of Haskell & White LLP (“Haskell & White”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, effective immediately. During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through October 2, 2026, neither the Company nor anyone on its behalf consulted with Haskell & White regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition and Separation Agreement and Consulting Agreement

As previously disclosed in the Company's Current Report on Form 8-K filed with the SEC on July 20, 2026, Arturo Rodriguez served as Chief Executive Officer of the Company and thereafter as a non-executive employee of the Company pursuant to the transition and separation agreement between the Company and Mr. Rodriguez, dated July 16, 2026 (the “Transition Agreement”). On September 30, 2026, Mr. Rodriguez’s employment terminated pursuant to the Transition Agreement. On October 2, 2026 (the “Effective Date”), the Company entered into a consulting agreement with Mr. Rodriguez (the “Consulting Agreement”), which was approved by the Board of Directors of the Company (the “Board”) and the Committee, pursuant to which the Company engaged Mr. Rodriguez as an independent contractor to provide limited advisory services . Pursuant to the Consulting Agreement, Mr. Rodriguez will receive $250 per hour for services performed, subject to a limit of 12 hours per week and an aggregate fee cap of $77,000. Mr. Rodriguez is expected to provide consulting services from the Effective Date through November 20, 2026, and thereafter on a month-to-month basis until terminated by either party, but in any event no later than March 31, 2027.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title of Document

10.1	Consulting Agreement, dated October 2, 2026, by and between Aterian, Inc. and Arturo Rodriguez

16.1	Letter from UHY LLP to the Securities and Exchange Commission, dated October 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

By:	/s/ David E. Lazar
Name: David E. Lazar
Title: Chief Executive Officer

Date: October 5, 2026